Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Petroteq Energy, Inc., a company formed under the laws of Ontario, Canada (the “Company”), on Form 10-K/A for the period ended August 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aleksandr Blyumkin, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Aleksandr Blyumkin
Executive Chairman and Chief Executive Officer December 28, 2020